File Number: 33-20795
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                  June 28, 2006

                 Pioneer America Income Trust Supplement to the
                      May 1, 2006 Class A, B and C Shares,
                        Class R Shares and Investor Class
                               Shares Prospectuses

A proposal to reorganize Pioneer America Income Trust into Pioneer Government Income Fund, another fund managed by Pioneer Investment Management, Inc., is being submitted for approval by America Income Trust's shareholders at a meeting anticipated to be held on October 17, 2006. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after October 20, 2006. There can be no assurance that the reorganization will be approved or, if approved, completed. The Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both funds. The proposed reorganization is expected to be a tax-free transaction, which means that neither America Income Trust nor Government Income Fund will recognize any gain or loss, and America Income Trust's shareholders will not recognize any gain or loss on their receipt of Government Income Fund's shares, as a direct result of the reorganization.

Pending shareholder approval, Pioneer America Income Trust will no longer accept new purchases, including exchanges, as of the close of business on October 19, 2006. We currently anticipate that the reorganization will take place at the close of business on October 20, 2006.

                                                                  19662-00-0606
                                        (C)2006 Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds,
                                                                    Member SIPC